                                                                  EXHIBIT (c)(2)

                            CASCO INTERNATIONAL, INC.


                         ANALYTIC INFORMATION REGARDING
                                 BUYOUT PROPOSAL

                            CASCO INTERNATIONAL, INC.

                 ANALYTIC INFORMATION REGARDING BUYOUT PROPOSAL

                                   MAY 8, 2001

                                TABLE OF CONTENTS

                                                           Section
                                                           -------
Original and Revised Offer Letters to Board                   A
Press Releases Announcing Transaction
Resolution Establishing Special Committee

Fairness Opinion Letter                                       B

Summary of Observations                                       C

Market Trading Comparables Analysis                           D

DCF Valuation Analysis                                        E

Mergers and Acquisitions Comparables Analysis                 F

Adjusted Balance Sheet Analysis                               G

Theoretical Leveraged Buyout Feasibility Analysis             H


                                    SECTION A

December 11, 2000


Board of Directors
Casco International, Inc.
4205 East Dixon Boulevard
Shelby, North Carolina  28150

Re: Proposal for Cash Merger

Gentlemen:

Through newly created acquisition entities owned by us (the "Acquisition Companies"), we propose that Casco International, Inc. (the "Company") enter into a merger transaction with the Acquisition Companies that would, among other things, provide that:

         - Each share of the Company's common stock outstanding immediately prior to the closing of the merger, other than shares owned by us, would be converted into the right to receive $1.87 per share in cash.

         - The Company's options to purchase common stock outstanding immediately prior to the closing of the merger, other than options held by us, would receive cash equal to the difference between $1.87 per share and the exercise price of each vested option, and all such options, including the unvested portion, and any options with an exercise price of more than $1.87 per share, would be cancelled.

         - We are currently considering the appropriate treatment of the Company's unexercised warrants.

We anticipate that all of the Company's employees would be retained upon the closing of the merger.

We understand that this proposal may require the appointment of a special committee of the Board to consider and evaluate it and to take such other action as the committee may deem appropriate and in the best interest of Company and its stockholders. We will be happy to cooperate with the committee in this regard.

As is customary for transactions of this type, we propose to provide the committee and the Board with a merger agreement, and the consummation of the merger would be subject to the negotiation and execution of that agreement which would contain customary representations and warranties and conditions to closing, including approval of the merger agreement and the merger transaction by the Board and the Company's shareholders and the receipt of all necessary third party and governmental consents.

We are currently investigating the availability of financing to fund the merger consideration and are confident that sufficient financing can be obtained.

We desire to consummate this transaction as soon as is reasonably practicable.

Yours very truly,



/s/ S. Robert Davis_
------------------------------
S. Robert Davis


/s/ Charles R. Davis
------------------------------
Charles R. Davis

February 28, 2001



Mr. David J. Richards
5900 Cromdale Drive
Suite 300
Dublin, OH  43017

Dear Dave:

Per our conversation I understand that the Special Committee does not feel that our original offer of $1.87 per share is fair based on the findings of the Financial Advisor retained by the Special Committee. While we obviously disagree with the opinion we are willing to amend our offer to $2.10 per share provided the Special Committee confirms to us in writing by close of business tomorrow that this price is acceptable to the Special Committee and its financial advisors will render an opinion that it is fair from a financial standpoint.

I look forward to hearing from you.

Best regards,


/s/ Charles R. Davis

Charles R. Davis

                           [CASCO INTERNATIONAL LOGO]


NEWS RELEASE

FOR IMMEDIATE RELEASE

For Further Information Contact:

Company:
Mr. Charles R. Davis                                 Jeff Ross
President and Chief Executive Officer                Chief Financial Officer
1-800-818-8985 ext. 4401                             1-800-535-5690 ext. 259


                            CASCO INTERNATIONAL, INC.
                            ANNOUNCES PROPOSED BUYOUT

Charlotte, NC, December 11, 2000 - CASCO International, Inc. (NASDAQ:
CASC/CASCW), the leading provider of new generation recognition programs for performance driven companies, announced today that it has received an offer from
S. Robert Davis, the Company's chairman and a director, and Charles R. Davis, the Company's president, chief executive officer and a director, to acquire the Company through a cash merger at $1.87 per share. The offer indicates that the offeror is considering the appropriate treatment of the Company's unexercised warrants outstanding on the closing of the merger. The Davis' currently own beneficially approximately 21.88% (excluding options) of the outstanding shares of the Company's stock and intend to retain all of their shares.

The offer to acquire the Company was presented during a regularly scheduled meeting of the Company's Board of Directors. The Board appointed a special committee of outside directors to consider the offer. The consummation of the transaction is subject, among other things, to an evaluation of the transaction by the special committee, the execution of a definitive merger agreement, the availability of financing, any necessary regulatory approvals and approval by the Company's stockholders.

The preceding contains a "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. The statements contained in this release that are not historical facts are forward looking statements. Actual results may differ from those projected in the forward-looking statements. These forward looking statements involve risks and uncertainties, including the risks that the Company might not have sufficient capital available to expand its fulfillment operations and that the Company might encounter unanticipated difficulties associated with rapid expansion. Investors are also directed to other risks discussed in documents filed by the Company with the Securities and Exchange Commission. The Company assumes no obligation to update the information included in this presentation.

                                                                [DOW JONES LOGO]

CASCO INTL GETS BUYOUT OFFER FROM CHMN, CEO

Updated: Monday, December 11, 2000 03:34 PM ET

CHARLOTTE, N.C. (Dow Jones)--Casco International Inc. (CASC, news, msgs) Chairman S. Robert Davis and President and Chief Executive Charles R. Davis offered to buy the company for $1.87 a share, or about $1.8 million based on Friday's closing share price.

The two men beneficially own about 21.88% of the outstanding shares, excluding options, and they plan to retain all their shares.

                  In a press release Monday, Casco said it has appointed a committee of outside directors to consider the offer.

                  Shares of Casco halted for news dissemination on Nasdaq and last traded at $1.56, up 56 cents or 56.3%.

                  Casco, which sells, employee recognition and safety awareness programs, has about 1.8 million shares outstanding.

For fiscal 1999, Casco reported income of about $357,495, or 20 cents a share, on sales of about $24.2 million.

-Emily Park; Dow Jones Newswires; 201-938-5400

                           [CASCO INTERNATIONAL LOGO]

NEWS RELEASE

FOR IMMEDIATE RELEASE

For Further Information Contact:

Mr. Charles R. Davis                                 Mr. Jeffrey A. Ross
President and Chief Executive Officer                Chief Financial Officer
1-800-535-5690 ext. 218                              1-800-535-5690 ext. 259


         CASCO INTERNATIONAL, INC. ANNOUNCES INCREASE IN CASH PRICE FOR
                        PROPOSED BUYOUT OF COMMON STOCK

Charlotte, North Carolina (March 5, 2001) - Casco International, Inc. (NASDAQ:
CASC), the leading provider of new generation recognition programs for performance-driven companies, announced in December that it had received an offer from S. Robert Davis, the Company's chairman and a director, and Charles
R. Davis, the Company's president, chief executive officer and a director, to acquire the Company through a cash merger at $1.87 per share. The Board of Directors appointed a special committee of outside directors to consider the offer. Following negotiations with the special committee, the Davis' have agreed to increase their offer to $2.10 per share for the common stock, and the special committee has indicated that it is prepared to recommend that price to the full Board of Directors for approval. As of this date, a Board meeting has not been scheduled to approve the sale.

The consummation of the merger transaction is subject, among other things, to an evaluation of the merger agreement by the special committee, the execution of a definitive merger agreement, any necessary regulatory approvals and approval by the Company's Board of Directors and stockholders. The Company currently anticipates that a stockholder's meeting to consider the merger transaction will be held in May or June.

                                                                [DOW JONES LOGO]

CASCO INTL EXECS BOOST OFFER TO BUY CO. TO $2.10/SHARE

Updated: Monday, March 5, 2001 04:59 PM ET

CHARLOTTE (Dow Jones)--Two Casco International Inc. (CASC, news, msgs) executives boosted their buyout offer for the company to $2.10 a share from $1.87 a share.

In a press release Monday, Casco said a special committee of outside directors - formed to consider the original offer in December - has indicated it is prepared to recommend the offer to the full board for approval.

The company's chairman, S. Robert Davis, and its president and chief executive officer, Charles S. Davis, offered in December to buy the developer of employee recognition programs in a cash merger for $1.87 a share.

At that time, the two executives held a 21.88% stake in the company, excluding options.

President and Chief Executive Charles S. Davis is the son of the Chairman Robert Davis.

Shares of Casco International closed Monday at $1.59, up 6 cents, or 4.1%, on Nasdaq SmallCap volume of 9,400 shares. Average daily volume is 5,012 shares.

-Michael Goodman; Dow Jones Newsires; 201-938-5400

            PROPOSED RESOLUTIONS FOR APPOINTMENT OF SPECIAL COMMITTEE

         WHEREAS, the Board of Directors has received an offer from S. Robert Davis and Charles R. Davis (the "Davis Group") pursuant to which the Davis Group, through a newly-created entity ("Newco"), would engage in a merger transaction with the Corporation whereby Newco would acquire all of the outstanding shares of the common stock of the Corporation other than those owned by the Davis Group for $1.87 per share and that the offeror is considering the appropriate treatment of the Company's unexercised warrants outstanding on the closing of the merger;

         WHEREAS, in light of the foregoing, it is desirable to establish and empower a special committee of the Board of Directors, consisting of Messrs. Richards and Taylor, each such person being a director having no employment relationship with the Corporation and no direct or indirect interest in the Davis Group, to review and consider whether the Proposed Transaction, is in the best interests of the Corporation and its other stockholders;

         NOW, THEREFORE, BE IT RESOLVED, that there is hereby established a Special Committee of the Board of Directors (the "Committee") consisting of Messrs. Richards and Taylor, which Committee shall be, and hereby is, authorized to review, evaluate and recommend to the Board of Directors what actions, if any, should be taken with respect to the Proposed Transaction;

         RESOLVED FURTHER, that Mr. Richards shall act as Chairman of the Committee;

         RESOLVED FURTHER, that all communications from representatives of the Davis Group and its advisors regarding the Proposed Transaction shall be directed to Mr. Richards as Chairman of the Special Committee;

         RESOLVED FURTHER, that the Committee is hereby authorized and empowered to retain, at the Corporation's expense and on terms satisfactory to the Committee, counsel to the Committee and a financial advisor to advise the Committee in connection with the discharge of its duties and responsibilities and to provide such opinions to the Committee and the Board of Directors as the Committee may deem necessary or appropriate in furtherance of its duties and responsibilities;

         RESOLVED FURTHER, that the Committee and its advisors are hereby authorized to consult with management of the Corporation respecting any and all aspects of the Corporation's business, financial condition, results of operations and prospects, including the review and consideration with management of any business plans, budgets or projections prepared by management;

         RESOLVED FURTHER, that the Committee shall make its own independent determination whether any Proposed Transaction is in the best interests of the Corporation and its other stockholders and make recommendations to the Board of Directors with respect thereto, including its recommendation as to whether the Proposed Transaction should be approved by the Board of Directors and recommended to the stockholders for their approval; and

         RESOLVED FURTHER, that as compensation for the additional services that may be rendered by the members of the Committee pursuant to these resolutions, the members of the Committee shall receive compensation of $15,000 for the Chairman and $10,000 per member, and shall be entitled to be reimbursed for their out-of-pocket travel and associated costs in connection with their service on the Committee; and

         RESOLVED FURTHER, that the Committee is authorized and empowered to take such further action and to obtain such additional information as the Committee may deem necessary or appropriate in its judgments to carry out the duties and responsibilities of the Committee contemplated by these resolutions.

                                    SECTION B

                                                                       SECTION B

AMBIENT ADVISORS, LLC

                                                        100 North Crescent Drive
                                                                       Suite 305
                                                         Beverly Hills, CA 90210
                                                              Tel (310) 772-2852
                                                              Fax (310) 772-2854

May 8, 2001

Board of Directors
CASCO INTERNATIONAL, INC.
13900 Conlan Circle, Suite 150
Charlotte, North Carolina  28277

Gentlemen:

We understand that Casco International, Inc. (the "Company") has received an offer (the "Offer") from S. Robert Davis, the Company's Chairman and a Director of the Company, and Charles R. Davis, the Company's President, Chief Executive Officer, and a Director of the Company, to acquire the Company through a cash merger at $1.87 per share. Such transaction and all related transactions are referred to collectively herein as the "Transaction." The price per share Offer to complete the Transaction was increased to $2.10 per share on February 28, 2001.

It is our understanding that the Company has formed a special committee (the "Committee") to consider certain matters relating to the Transaction. The Davis" currently own 21.88% (excluding options) of the outstanding shares of the Company's common stock. The remainder of the fully diluted shares of the Company is owned by institutional stockholders (less than 2%) and general public stockholders (both, collectively, "Public Stockholders").

The Committee has requested our opinion (the "Opinion") as to the fairness, from a financial point of view, to the Public Stockholders of the Company of the consideration to be received by them in connection with the Transaction. This Opinion does not address the Company's underlying business decision to effect the Transaction.

In connection with the Opinion, we have made such reviews, analyses and inquiries, as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

         a. Reviewed the Company's annual reports to stockholders and on Form 10-K for the past two fiscal years and quarterly reports on Form 10-Q since the date of the latest annual report and 10-K.

         b.       Reviewed the final proxy statement dated April 24, 2000.

         c. Reviewed copies of Board minutes and various presentations to the Board during the past 12 months.

AMBIENT ADVISORS, LLC


         d.       Reviewed recent press releases of the Company.

         e. Reviewed the Offer letter of December 11, 2000 and the revised Offer letter of February 28, 2001.

         f. Met with certain members of the Company's senior management to discuss the current condition and future prospects of the Company.

         g. Visited the Company's main offices and facilities in Charlotte, North Carolina and Shelby, North Carolina.

         h. Reviewed product information and brochures prepared by the Company.

         i. Reviewed forecasts and projections prepared by the Company's management.

         j. Reviewed certain historical market prices and trading volume for the Company's publicly traded securities.

         k. Reviewed certain other publicly available financial data for certain companies that we deem comparable to the Company including historical market prices and trading volumes of these companies.

         l. Reviewed prices paid in other transactions that we considered similar to the Transaction.

         m. Conducted such other studies, analyses and inquiries, as we have deemed appropriate.

In preparing our Opinion, we have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company. We have not been requested to, and did not solicit, third party indications of interest in acquiring all or any part of the Company. Furthermore, we have not negotiated the transaction nor have we advised you with respect to alternatives to it.

We have not independently verified the accuracy and completeness of the information supplied to us with respect to the Company and do not assume any responsibility with respect to any such information. We have not made any physical inspections or independent appraisals of any of the properties or assets of the Company. Our Opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us as of the date of this letter.

Based on the foregoing, and in reliance thereon, it is our opinion that the consideration to be received by the public stockholders of the Company in connection with the Transaction is fair to them from a financial point of view.

This Opinion may be included in its entirety in any filing made by the Company in respect of the Transaction with the Securities and exchange Commission, so long as this Opinion is reproduced in full in such filing, and any description of, or reference to, us or a summary of this Opinion and/or the related analysis in such filing is in a form acceptable to us and/or our legal counsel.

                                                           AMBIENT ADVISORS, LLC
                                                        /S/AMBIENT ADVISORS, LLC

                                    SECTION C

                           CASCO INTERNATIONAL, INC.

                 ANALYTIC INFORMATION REGARDING BUYOUT PROPOSAL

                             SUMMARY OF OBSERVATIONS



Regarding Overall Company Outlook

         -        Flat to down market likely for next 12-18 months.

         -        Total market size approximately $600 million annually.

         - Market is concentrated for larger customers, but highly fragmented overall.

         -        No real public competitors.

         - Company revenue somewhat dependent on current President for sales and account maintenance.

         -        Loss of key account could turn Casco to loss position.


Regarding Market Trading Comparables Analysis

         -        No real comparables in same business.

         - Market comparables selected from well over one hundred "management services" and "business services" companies.

         - All comparables provide services to other businesses and range widely in type of service, however, as a group they reflect similar investment opportunities for investors.

         - All comparable companies' stock prices down drastically from 52-week highs, Internet related companies suffered the greatest declines, well over 75% as a group.

         - Casco stock performance over past year similar to comparables as a group and tracks drastic NASDAQ decline since the spring of last year. Casco by no means the worst performer.

         - The "management services" group sells now for about tangible book value, while the somewhat less comparable "business services" (Internet) companies now sell for significant discounts to book value, and even discounts to cash values in some cases. At their 52-week highs, all companies sold for solid multiples of book value.

         - All comparables with exposure to Internet losing money, few comparables very profitable at this time.

         - Many of the comparables do not have the same asset levels/sales as Casco due to more "services" nature of the businesses.

Discounted Cash Flow Analysis

         - At modest profit levels, Casco generates solid cash flow, especially as a percent of market value.

         - Casco management believes that 5% revenue growth with stable margins is realistic for projections.

         - However, no revenue growth could be also realistic for the next several years depending on state of the overall economy and expected layoffs.

         - Normal discount rates applied to cash flows and terminal values yields indicate valuation for Casco of over $2.00 and perhaps as high as $3.00, assuming the company maintains year 2000 performance

Mergers and Acquisitions Comparables Analysis

         - No real direct comparables and no great conclusions to be gleaned from reviewing smaller comparable transactions.

         - All comparable sales at multiples of book value and multiples of significant multiples of cash flow and assets.

         - Searches for additional comparables possible, but unlikely to yield significant new insights.

         - Most acquisition comparables likely have smaller asset bases, Casco more unusual because it inventories and ships a range of products as the basis for its service.

Adjusted Book Value Analysis

         - Most Casco assets and liabilities are fairly stated on the balance sheet.

         - Adjustments made include eliminating goodwill and adding back depreciation on the Casco main facility in Shelby, NC.

         - Main Shelby facility and its land on the balance sheet at gross value of $2.8 million, was appraised a couple of years ago at $3.0 million. However, current market appears soft, so current market value of land and building probably less than $2.5 million as a custom use facility.

         - Adjusted tangible net worth at December 31, 2000 indicated at $2.41 per share if real estate depreciation not restored and $2.81 if real estate depreciation is restored.

Theoretical Leveraged Buyout Feasibility Analysis

         - Casco is a good leveraged buyout candidate if results of last year can be maintained: strong cash flows, strong interest rate coverage and ability to amortize debt. (25% equity rollover, 8.5% prime rate, $3.0 million loan which is $2.24 borrowed per purchased share of stock, five year amortization of principal)

         - If Casco financial results of 2000 are maintained, acquisition debt (to acquire 75% of equity) can be paid off in five years. No increased performance is required.

                                   SECTION D

                        ANALYSIS OF COMPARABLE COMPANIES
                             (Dollars in millions)

                                          MARKET                                         CLOSING
                                           VALUE                  LTM           LTM        PRICE       52 WEEK HI/LOW       LTM
  COMPANY                       LTM      OF EQUITY      LTD      SALES          EPS      16-FEB-01         STOCK         P/E RATIO
------------------------------------------------------------------------------------------------------------------------------------
Ablest                         Oct-00     $ 13.15     $   --     $ 98.10       (1.63)      $ 4.65       $4.13 - $ 8.88       NE
Barrett Business Services      Sep-00     $ 29.38     $ 2.40     $321.00        0.29       $ 3.94       $2.50 - $ 7.63      13.6
On Site Sourcing               Sep-00     $  7.43     $ 1.50     $ 33.90        0.43       $ 1.50       $1.25 - $ 6.38       3.5
American Physicians Group      Sep-00     $  6.86     $ 4.80     $ 20.80        0.66       $ 2.50       $1.00 - $ 4.00       3.8
Headway Corp. Resources        Sep-00     $ 26.30     $76.20     $370.40        0.40       $ 2.30       $1.06 - $ 5.75       5.8
PFS Web                        Sep-00     $ 18.42     $ 2.30     $ 51.80       (0.47)      $ 1.03       $0.53 - $40.38       NE
Stonepth Group                 Sep-00     $ 12.46     $   --     $  0.10       (2.89)      $ 0.67       $0.31 - $ 4.75       NE
Ascendent Solutions            Sep-00     $  5.31     $ 0.40     $  9.50       (1.56)      $ 0.25       $0.22 - $ 9.06       NE
Allin Corp                     Sep-00     $ 10.69     $ 1.00     $ 23.60       (0.50)      $ 1.56       $1.25 - $ 5.00       NE
Towne Services                 Sep-00     $ 11.66     $ 0.80     $ 26.90       (2.05)      $ 2.13       $1.00 - $11.41       NE

------------------------------------------------------------------------------------------------------------------------------------
CASCO                          Sep-00      $ 2.68     $ 2.10     $ 23.30        0.08       $ 1.50       $0.88 - $ 5.84      18.8
------------------------------------------------------------------------------------------------------------------------------------


                                                         PRICE /                                     ENTERPRISE
                                 TANGIBLE BOOK           TANGIBLE                                      VALUE /
  COMPANY                         VALUE / SHARE         BOOK RATIO                EBITDA               EBITDA
---------------------------------------------------------------------------------------------------------------
Ablest                               $5.14                  0.91                  $  3.00                4.38
Barrett Business Services            $2.26                  1.74                  $  7.80                3.77
On Site Sourcing                     $1.47                  1.02                  $  4.90                1.52
American Physicians Group            $2.77                  0.90                  $  2.50                2.75
Headway Corp. Resources                 NM                    NM                  $ 23.30                1.13
PFS Web                              $2.29                  0.45                  $(11.01)              (1.67)
Stonepth Group                       $1.68                  0.40                  $ (2.00)              (6.23)
Ascendent Solutions                  $1.18                  0.21                  $(19.20)              (0.28)
Allin Corp                              NM                    NM                  $ (0.10)            (106.86)
Towne Services                       $5.81                  0.37                  $ (7.20)              (1.62)

--------------------------------------------------------------------------------------------------------------
CASCO                                $2.81                  0.53                  $  1.50                1.78
--------------------------------------------------------------------------------------------------------------


                                                              MANAGEMENT SERVICES COMPARABLES
Note: Tangible Net Worth excludes investments in affiliates.  Number                                       4         4         5
                                                              Median                                     4.8       1.0       2.7
                                                              Mean                                       6.7       1.1       2.7
                                                              Standard Deviation                         4.7       0.4       1.4
                                                              High                                      13.6       1.7       4.4
                                                              Low                                        3.5       0.9       1.1
                                                              OTHER BUSINESS SERVICE COMPARABLES
                                                              Number                                       0         4         0
                                                              Median                                               0.4
                                                              Mean                                                 0.4
                                                              Standard Deviation                                   0.1
                                                              High                                                 0.5
                                                              Low                                                  0.2


                              (Dollars in millions)

                                    MARKET VALUE            LTM                  LTM        CLOSING PRICE       52 WEEK HI/LOW
   COMPANY                           OF EQUITY             SALES                 EPS          16-FEB-01              STOCK
-------------------------------------------------------------------------------------------------------------------------------
Ablest Corp                          $    13.15          $    98.10             (1.63)         $   4.65         $4.13 - $ 8.88
Barrett Business Services            $    29.38          $   321.00              0.29          $   3.94         $2.50 - $ 7.63
On Site Sourcing                     $     7.43          $    33.90              0.43          $   1.50         $1.25 - $ 6.38
American Physicians Group            $     6.86          $    20.80              0.66          $   2.50         $1.00 - $ 4.00
Headway Corp. Resources              $    26.30          $   370.40              0.40          $   2.30         $1.06 - $ 5.75
PFS Web                              $    18.42          $    51.80             (0.47)         $   1.03         $0.53 - $40.38
Stonepth Group                       $    12.46          $     0.10             (2.89)         $   0.67         $0.31 - $ 4.75
Ascendent Solutions                  $     5.31          $     9.50             (1.56)         $   0.25         $0.22 - $ 9.06
Allin Corp                           $    10.69          $    23.60             (0.50)         $   1.56         $1.25 - $ 5.00
Towne Services                       $    11.66          $    26.90             (2.05)         $   2.13         $1.00 - $11.41
-------------------------------------------------------------------------------------------------------------------------------
CASCO                                $     2.68          $    23.30              0.08          $   1.50         $0.88 - $ 5.84
-------------------------------------------------------------------------------------------------------------------------------

                                CLOSING PRICE    CLOSING PRICE                                         LOW PRICE /    HIGH PRICE /
                                     AS A %          AS A %       TANGIBLE BOOK     PRICE / TANGIBLE     TANGIBLE       TANGIBLE
   COMPANY                       OF LOW PRICE     OF HIGH PRICE   VALUE / SHARE        BOOK RATIO       BOOK RATIO    BOOK RATIO
----------------------------------------------------------------------------------------------------------------------------------

Ablest Corp                          113%             52%            $   5.14              0.91             0.80         1.73
Barrett Business Services            158%             52%            $   2.26              1.74             1.11         3.37
On Site Sourcing                     120%             24%            $   1.47              1.02             0.85         4.35
American Physicians Group            250%             63%            $   2.77              0.90             0.36         1.44
Headway Corp. Resources              217%             40%                  NM                NM               NM           NM
PFS Web                              194%              3%            $   2.29              0.45             0.23        17.63
Stonepth Group                       216%             14%            $   1.68              0.40             0.18         2.83
Ascendent Solutions                  114%              3%            $   1.18              0.21             0.19         7.68
Allin Corp                           125%             31%                  NM                NM               NM           NM
Towne Services                       213%             19%            $   5.81              0.37             0.17         1.96
----------------------------------------------------------------------------------------------------------------------------------
CASCO                                170%             26%            $   2.81              0.53             0.31         2.08
----------------------------------------------------------------------------------------------------------------------------------
                                    MANAGEMENT SERVICES COMPARABLES
                                    Number                                                    4                4            4
                                    Median                                                  1.0              0.8          2.6
                                    Mean                                                    1.1              0.8          2.7
                                    Standard Deviation                                      0.4              0.3          1.4
                                    High                                                    1.6              1.1          4.4
                                    Low                                                     1.2              0.4          1.4
                                    OTHER BUSINESS SERVICE COMPARABLES
                                    Number                                                    4                4            4
                                    Median                                                  0.4              0.2          5.3
                                    Mean                                                    0.4              0.2          7.5
                                    Standard Deviation                                      0.1              0.0          7.2
                                    High                                                    0.5              0.2         17.6
                                    Low                                                     0.2              0.2          2.0

                ANALYSIS OF COMPARABLE COMPANIES (UPDATED 5/1/01)
                              (Dollars in millions)

                                                     MARKET VALUE                             LTM                LTM
  COMPANY                             LTM             OF EQUITY             LTD              SALES               EPS
----------------------------------------------------------------------------------------------------------------------
Ablest                               Oct-00            $   13.15         $      --         $    98.10           (1.63)
Barrett Business Services            Sep-00            $   29.38         $    2.40         $   321.00            0.29
On Site Sourcing                     Sep-00            $    7.43         $    1.50         $    33.90            0.43
American Physicians Group            Sep-00            $    6.86         $    4.80         $    20.80            0.66
Headway Corp. Resources              Sep-00            $   26.30         $   76.20         $   370.40            0.40
PFS Web                              Sep-00            $   18.42         $    2.30         $    51.80           (0.47)
Stonepth Group                       Sep-00            $   12.46         $      --         $     0.10           (2.89)
Ascendent Solutions                  Sep-00            $    5.31         $    0.40         $     9.50           (1.56)
Allin Corp                           Sep-00            $   10.69         $    1.00         $    23.60           (0.50)
Towne Services                       Sep-00            $   11.66         $    0.80         $    26.90           (2.05)
----------------------------------------------------------------------------------------------------------------------
CASCO                                SEP-00            $    2.68         $    2.10         $    23.30            0.08
----------------------------------------------------------------------------------------------------------------------

                                              52 WEEK                                         PRICE /                   ENTERPRISE
                             CLOSING PRICE     HI/LOW            LTM        TANGIBLE BOOK     TANGIBLE                   VALUE /
  COMPANY                      1-MAY-01        STOCK          P/E RATIO     VALUE / SHARE    BOOK RATIO    EBITDA         EBITDA
-----------------------------------------------------------------------------------------------------------------------------------

Ablest                         $   4.80      $4.12 - $ 6.62        NE         $   5.14          0.93      $    3.00         4.38
Barrett Business Services      $   3.71      $2.50 - $ 7.50      13.6         $   2.26          1.64      $    7.80         3.77
On Site Sourcing               $   1.31      $1.05 - $ 5.25       3.5         $   1.47          0.89      $    4.90         1.52
American Physicians Group      $   2.35      $1.00 - $ 4.00       3.8         $   2.77          0.85      $    2.50         2.75
Headway Corp. Resources        $   1.60      $1.06 - $ 4.00       5.8               NM            NM      $   23.30         1.13
PFS Web                        $   1.38      $0.53 - $17.12        NE         $   2.29          0.60      $  (11.01)       (1.67)
Stonepth Group                 $   0.78      $0.31 - $ 4.75        NE         $   1.68          0.47      $   (2.00)       (6.23)
Ascendent Solutions            $   0.27      $0.06 - $ 4.62        NE         $   1.18          0.23      $  (19.20)       (0.28)
Allin Corp                     $   0.93      $0.50 - $ 3.56        NE               NM            NM      $   (0.10)     (106.86)
Towne Services                 $   1.75      $1.00 - $10.00        NE         $   5.81          0.30      $   (7.20)       (1.62)
-----------------------------------------------------------------------------------------------------------------------------------
CASCO                          $   1.51      $0.87 - $4.50       18.8         $   2.81          0.54      $    1.50         1.78
-----------------------------------------------------------------------------------------------------------------------------------


                                     MANAGEMENT SERVICES COMPARABLES
Note: Tangible Net Worth excludes    Number                                          4              4             5
      investments in affiliates.     Median                                        4.8            0.9           2.7
                                     Mean                                          6.7            1.1           2.7
                                     Standard Deviation                            4.7            0.4           1.4
                                     High                                         13.6            1.6           4.4
                                     Low                                           3.5            0.8           1.1
                                     OTHER BUSINESS SERVICE COMPARABLES
                                     Number                                          0              4             0
                                     Median                                                       0.4
                                     Mean                                                         0.4
                                     Standard Deviation                                           0.2
                                     High                                                         0.5
                                     Low                                                          0.2

          ANALYSIS OF COMPARABLE COMPANIES - CONTINUED (UPDATED 5/1/01)
                              (Dollars in millions)

                                   MARKET VALUE          LTM                 LTM         CLOSING PRICE      52 WEEK HI/LOW
  COMPANY                           OF EQUITY           SALES                EPS           1-MAY-01             STOCK
---------------------------------------------------------------------------------------------------------------------------
Ablest Corp                          $   13.15         $    98.10           (1.63)         $   4.80         $4.12 - $ 6.62
Barrett Business Services            $   29.38         $   321.00            0.29          $   3.71         $2.50 - $ 7.50
On Site Sourcing                     $    7.43         $    33.90            0.43          $   1.31         $1.05 - $ 5.25
American Physicians Group            $    6.86         $    20.80            0.66          $   2.35         $1.00 - $ 4.00
Headway Corp. Resources              $   26.30         $   370.40            0.40          $   1.60         $1.06 - $ 4.00
PFS Web                              $   18.42         $    51.80           (0.47)         $   1.38         $0.53 - $17.12
Stonepth Group                       $   12.46         $     0.10           (2.89)         $   0.78         $0.31 - $ 4.75
Ascendent Solutions                  $    5.31         $     9.50           (1.56)         $   0.27         $0.06 - $ 4.62
Allin Corp                           $   10.69         $    23.60           (0.50)         $   0.93         $0.50 - $ 3.56
Towne Services                       $   11.66         $    26.90           (2.05)         $   1.75         $1.00 - $10.00
---------------------------------------------------------------------------------------------------------------------------
CASCO                                $    2.68         $    23.30            0.08          $   1.51         $0.87 - $ 4.50
---------------------------------------------------------------------------------------------------------------------------

                                CLOSING PRICE   CLOSING PRICE                        PRICE /        LOW PRICE /     HIGH PRICE /
                                    AS A %           AS A %       TANGIBLE BOOK      TANGIBLE        TANGIBLE        TANGIBLE
  COMPANY                        OF LOW PRICE   OF HIGH PRICE     VALUE / SHARE     BOOK RATIO      BOOK RATIO      BOOK RATIO
---------------------------------------------------------------------------------------------------------------------------------

Ablest Corp                          117%            73%            $   5.14            0.93            0.80            1.29
Barrett Business Services            148%            49%            $   2.26            1.64            1.11            3.32
On Site Sourcing                     125%            25%            $   1.47            0.89            0.71            3.58
American Physicians Group            235%            59%            $   2.77            0.85            0.36            1.44
Headway Corp. Resources              151%            40%                  NM              NM              NM              NM
PFS Web                              260%             8%            $   2.29            0.60            0.23            7.48
Stonepth Group                       252%            16%            $   1.68            0.47            0.18            2.83
Ascendent Solutions                  450%             6%            $   1.18            0.23            0.05            3.92
Allin Corp                           186%            26%                  NM              NM              NM              NM
Towne Services                       175%            18%            $   5.81            0.30            0.17            1.72
---------------------------------------------------------------------------------------------------------------------------------
CASCO                                174%            34%            $   2.81            0.54            0.31            1.60
---------------------------------------------------------------------------------------------------------------------------------

                      MANAGEMENT SERVICES COMPARABLES
                      Number                                                              4                4                 4
                      Median                                                            0.9              0.8               2.4
                      Mean                                                              1.1              0.7               2.4
                      Standard Deviation                                                0.4              0.3               1.2
                      High                                                              1.5              1.1               4.4
                      Low                                                               1.2              0.4               1.4
                      OTHER BUSINESS SERVICE COMPARABLES
                      Number                                                              4                4                 4
                      Median                                                            0.4              0.2               3.4
                      Mean                                                              0.4              0.2               4.0
                      Standard Deviation                                                0.2              0.1               2.5
                      High                                                              0.5              0.2              17.6
                      Low                                                               0.2              0.1               2.0

             PRICE UPDATES OF COMPARABLE COMPANIES (UPDATED 5/1/01)


                                                                                           PRICE / TANGIBLE    PRICE / TANGIBLE
                               CLOSING PRICE       CLOSING PRICE    PERCENT PRICE             BOOK RATIO          BOOK RATIO
   COMPANY                       16-FEB-01            1-MAY-01          CHANGE                 16-FEB-01          1-MAY-01
-------------------------------------------------------------------------------------------------------------------------------
Ablest                          $     4.65         $     4.80            3.2%                    0.91                 0.93
Barrett Business Services       $     3.94         $     3.71           -5.8%                    1.74                 1.64
On Site Sourcing                $     1.50         $     1.31          -12.7%                    1.02                 0.89
American Physicians Group       $     2.50         $     2.35           -6.0%                    0.90                 0.85
Headway Corp. Resources         $     2.30         $     1.60          -30.4%                      NM                   NM
PFS Web                         $     1.03         $     1.38           34.0%                    0.45                 0.60
Stonepth Group                  $     0.67         $     0.78           16.4%                    0.40                 0.47
Ascendent Solutions             $     0.25         $     0.27            8.0%                    0.21                 0.23
Allin Corp                      $     1.56         $     0.93          -40.4%                      NM                   NM
Towne Services                  $     2.13         $     1.75          -17.8%                     0.37                0.30
-------------------------------------------------------------------------------------------------------------------------------
CASCO                           $     1.50         $     1.51            0.7%                     0.53                0.54
-------------------------------------------------------------------------------------------------------------------------------
Nasdaq                          $ 2,490.36         $ 2,168.24          -12.9%

                      CASCO COMPARABLE COMPANY DESCRIPTIONS

MANAGEMENT SERVICE COMPARABLES

1. Ablest Corp (AMEX: AIH) - Provides temporary and contract staffing solutions to businesses in the clerical, light industrial and technology professional sectors.

2. Barrett Business Services (NASD: BBSI) - A leading human resource management company that provides comprehensive outsourced solutions addressing a broad array of employment-related issues for businesses of all sizes.

3. On Site Sourcing (NASD: ONSS) - Provides digital imaging, document management, litigation reprographics services and facilities management to law firms, corporations, non-profit organizations, accounting firms, financial institutions and other organizations throughout the East Coast.

4. American Physicians Group (NASD: AMPH) - Through its subsidiaries, it provides services that include management of malpractice insurance companies, and brokerage and investment services. Also the company provides environmental consulting and engineering services.

5. Headway Corporate Resources (AMEX: HEA) - Leader in human resource management and advisory services. Offers a wide range of services, including temporary, permanent, contract and technology staffing, as well as executive search and management and strategic consulting. Offices in U.S., U.K. & Asia.


OTHER BUSINESS SERVICES COMPARABLES

6. PFS Web (NASD: PFSW) - An eBusiness enabler providing advanced Internet, data, and voice connectivity, technical support and application hosting services to the mid-size business market.

7. Stonepath Group (AMEX: STG) - Actively engages in building a network of technology-driven businesses that leverage the Internet to increase operational efficiencies. The Group offers strategic consulting, finance, marketing and public relations, operations, recruiting and technology.

8. Ascendent Solutions (NASD: ASDS) - Offers software and service solutions that enable Internet retailers and direct marketing businesses to outsource their order management and fulfillment operations.

9. Allin Corp (NASD: ALLN) - A provider of technology consulting and systems integration services oriented around practices meeting customer needs for infrastructure, business operations, and electronic business services.

10. Towne Services (NASD: TWNE) - A provider of services and products that process sales and payment information and related financing transactions for small businesses and banks in the United States.

                              CASCO INTERNATIONAL


Fundamental Data & Ratios:
----------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT:                    12 MOS(3)      1999           1998           1997           1996           NA        NA
----------------------------------------------------------------------------------------------------------------------------
Revenues ($Mil)                        23.3         24.2           21.7           19.3             22           NA        NA
----------------------------------------------------------------------------------------------------------------------------
Depreciation ($Mil)                     0.8          0.7            0.5            0.4            0.3           NA        NA
----------------------------------------------------------------------------------------------------------------------------
EBIT ($Mil)                             0.7          1.1            0.1           -0.3            0.1           NA        NA
----------------------------------------------------------------------------------------------------------------------------
Net Income ($Mil)                       0.2          0.4           -0.2           -0.4           -0.4           NA        NA
----------------------------------------------------------------------------------------------------------------------------
EPS ($)                                0.08          0.2          -0.13          -0.34          -0.39           NA        NA
----------------------------------------------------------------------------------------------------------------------------
Dividends ($)                           0              0              0              0              0           NA        NA
----------------------------------------------------------------------------------------------------------------------------

BALANCE SHEET:                       12 MOS(3)      1999           1998           1997           1996           NA        NA
----------------------------------------------------------------------------------------------------------------------------
Current Assets ($Mil)                   8.7         10.8             12           10.6           12.6           NA        NA
----------------------------------------------------------------------------------------------------------------------------
Current Liabilities ($Mil)              4.2            6            7.4            3.4            7.5           NA        NA
----------------------------------------------------------------------------------------------------------------------------
Long Term Debt ($Mil)                   2.1          2.2            2.4            4.9              0           NA        NA
----------------------------------------------------------------------------------------------------------------------------
Shares Out (000)                       1783         1783           1783           1783           1003           NA        NA
----------------------------------------------------------------------------------------------------------------------------
Common Equity ($Mil)                      6          6.2            5.9            5.2            3.3           NA        NA
----------------------------------------------------------------------------------------------------------------------------

RATIOS:                              12 MOS(3)      1999           1998           1997           1996           NA        NA
----------------------------------------------------------------------------------------------------------------------------
Interest Coverage Ratio                   2          2.8              0             NC             NC           NA        NA
----------------------------------------------------------------------------------------------------------------------------
Profit Margin (%)                       0.9          1.7           -0.9           -2.1           -1.8           NA        NA
----------------------------------------------------------------------------------------------------------------------------
Return on Equity (%)                    3.3          6.5             NE             NE             NE           NA        NA
----------------------------------------------------------------------------------------------------------------------------
Return on Asset (%)                     1.3          2.3           -1.1           -2.5           -2.2           NA        NA
----------------------------------------------------------------------------------------------------------------------------
Debt/Equity Ratio                      0.35         0.35           0.41           0.94              0           NA        NA
----------------------------------------------------------------------------------------------------------------------------
P/E Ratio                              18.8         10.3             NE             NE             NA           NA        NA
----------------------------------------------------------------------------------------------------------------------------
Price/Sales                            0.11         0.15           0.13           0.25             NA           NA        NA
----------------------------------------------------------------------------------------------------------------------------
Price/Book                             0.45         0.59           0.48           0.92             NA           NA        NA
----------------------------------------------------------------------------------------------------------------------------
Book Value ($)                         3.37         3.48           3.31           2.92           3.29           NA        NA
----------------------------------------------------------------------------------------------------------------------------
Dividend Payout (%)                       0            0              0              0              0           NA        NA
----------------------------------------------------------------------------------------------------------------------------

                     Stock Price Performance Comparison For

                                  Casco (CASC)

                                    (GRAPH)

                               ABLEST INCORPORATED

FUNDAMENTAL DATA & RATIOS:
-----------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT:                            12MOS(3)         1999         1998         1997         1996         1995         1994
-----------------------------------------------------------------------------------------------------------------------------------
Revenues ($Mil)                                  98.1         98.1        135.6        119.5        106.5        102.7        102.6
-----------------------------------------------------------------------------------------------------------------------------------
Depreciation ($Mil)                               1.4          1.4          5.3          5.4          4.8          4.5          4.4
-----------------------------------------------------------------------------------------------------------------------------------
EBIT ($Mil)                                       1.6          1.6          2.4          2.8          2.2          3.5          1.3
-----------------------------------------------------------------------------------------------------------------------------------
Net Income ($Mil)                                -4.7         -4.7          1.3          0.9          0.7          1.6          0.3
-----------------------------------------------------------------------------------------------------------------------------------
EPS ($)                                         -1.63        -1.63         0.45         0.31         0.24         0.56         0.11
-----------------------------------------------------------------------------------------------------------------------------------
Dividends ($)                                       0            0            0            0            0            0            0
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET                                12MOS(3)         1999         1998         1997         1996         1995         1994
-----------------------------------------------------------------------------------------------------------------------------------
Current Assets ($Mil)                            17.5         15.6         25.9         23.5         21.3         21.5         21.2
-----------------------------------------------------------------------------------------------------------------------------------
Current Liabilities ($Mil)                        5.8          8.7          8.8            7          6.8          5.8          6.8
-----------------------------------------------------------------------------------------------------------------------------------
Long Term Debt ($Mil)                               0           16         16.1          8.8          6.5            7          5.1
-----------------------------------------------------------------------------------------------------------------------------------
Shares Out (000)                                 2827         2882         2878         2877         2875         2873         2870
-----------------------------------------------------------------------------------------------------------------------------------
Common Equity ($Mil)                             19.2         18.6         28.1         27.5         27.1         26.4         24.5


-----------------------------------------------------------------------------------------------------------------------------------
RATIOS:                                      12MOS(3)         1999         1998         1997         1996         1995         1994
-----------------------------------------------------------------------------------------------------------------------------------
Interest Coverage Ratio                            NA           NC          3.3          3.9          3.5          6.8          3.5
-----------------------------------------------------------------------------------------------------------------------------------
Profit Margin (%)                                  -5         -4.8            1          0.8          0.7          1.6          0.3
-----------------------------------------------------------------------------------------------------------------------------------
Return on Equity (%)                               NE           NE          4.6          3.3          2.6          6.1          1.2
-----------------------------------------------------------------------------------------------------------------------------------
Return on Asset (%)                             -18.5        -10.7          2.4            2          1.7          4.1          0.8
-----------------------------------------------------------------------------------------------------------------------------------
Debt/Equity Ratio                                   0         0.86         0.57         0.32         0.24         0.27         0.21
-----------------------------------------------------------------------------------------------------------------------------------
P/E Ratio                                          NE           NE         14.4         22.6         32.8         12.5         64.8
-----------------------------------------------------------------------------------------------------------------------------------
Price/Sales                                      0.13         0.17         0.14         0.17         0.21          0.2          0.2
-----------------------------------------------------------------------------------------------------------------------------------
Price/Book                                       0.68         0.89         0.67         0.73         0.84         0.76         0.83
-----------------------------------------------------------------------------------------------------------------------------------
Book Value ($)                                   6.79         6.45         9.76         9.56         9.43         9.19         8.54
-----------------------------------------------------------------------------------------------------------------------------------
Dividend Payout (%)                                 0            0            0            0            0            0            0
-----------------------------------------------------------------------------------------------------------------------------------

                     STOCK PRICE PERFORMANCE COMPARISON FOR
                               ALBEST CORP (AIH)

                                    (GRAPH)

                            BARRETT BUSINESS SERVICE

FUNDAMENTAL DATA & RATIOS:
-----------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT:                           12MOS(4)*         1999         1998         1997         1996         1995         1994
-----------------------------------------------------------------------------------------------------------------------------------
Revenues ($Mil)                                   321        347.9          303          281        215.8        179.8        140.6
-----------------------------------------------------------------------------------------------------------------------------------
Depreciation ($Mil)                               3.2          2.5          1.8          1.7          1.1          0.8          0.6
-----------------------------------------------------------------------------------------------------------------------------------
EBIT ($Mil)                                       4.6            9          7.2          5.9          7.4          6.2          5.5
-----------------------------------------------------------------------------------------------------------------------------------
Net Income ($Mil)                                   2          5.1          3.8          3.8            5          4.1          3.5
-----------------------------------------------------------------------------------------------------------------------------------
EPS ($)                                          0.29         0.68          0.5         0.56         0.73         0.62         0.53
-----------------------------------------------------------------------------------------------------------------------------------
Dividends ($)                                       0            0            0            0            0            0            0
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET                               12MOS(4)*         1999         1998         1997         1996         1995         1994
-----------------------------------------------------------------------------------------------------------------------------------
Current Assets ($Mil)                            30.1         33.6         28.9         25.8         23.5         17.8         13.4
-----------------------------------------------------------------------------------------------------------------------------------
Current Liabilities ($Mil)                         23           26         15.6         15.1         11.9          9.4          8.5
-----------------------------------------------------------------------------------------------------------------------------------
Long Term Debt ($Mil)                             2.4          4.2          0.5          0.5          1.4          0.9          0.9
-----------------------------------------------------------------------------------------------------------------------------------
Shares Out (000)                                 7461         7461         7676         6743         6625         6551         6367
-----------------------------------------------------------------------------------------------------------------------------------
Common Equity ($Mil)                             37.3         37.3         33.7         30.1         28.4           20         14.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
RATIOS:                                     12MOS(4)*         1999         1998         1997         1996         1995         1994
-----------------------------------------------------------------------------------------------------------------------------------
Interest Coverage Ratio                            NA         15.7         34.5         31.5           79           67           57
-----------------------------------------------------------------------------------------------------------------------------------
Profit Margin (%)                                 0.6          1.5          1.3          1.4          2.3          2.3          2.5
-----------------------------------------------------------------------------------------------------------------------------------
Return on Equity (%)                              5.4         13.7         11.3         12.6         17.6         20.5         24.1
-----------------------------------------------------------------------------------------------------------------------------------
Return on Asset (%)                                 3          7.2          7.2          7.9         11.7         13.1         14.2
-----------------------------------------------------------------------------------------------------------------------------------
Debt/Equity Ratio                                0.06         0.11         0.01         0.02         0.05         0.05         0.06
-----------------------------------------------------------------------------------------------------------------------------------
P/E Ratio                                        13.6          9.8           17           21         20.9         23.8         26.4
-----------------------------------------------------------------------------------------------------------------------------------
Price/Sales                                      0.09         0.14         0.22         0.28         0.47         0.54         0.63
-----------------------------------------------------------------------------------------------------------------------------------
Price/Book                                       0.79         1.33         1.94         2.63         3.55         4.84         6.14
-----------------------------------------------------------------------------------------------------------------------------------
Book Value ($)                                      5            5         4.39         4.46         4.29         3.05         2.28
-----------------------------------------------------------------------------------------------------------------------------------
Dividend Payout (%)                                 0            0            0            0            0            0            0
-----------------------------------------------------------------------------------------------------------------------------------

                     STOCK PRICE PERFORMANCE COMPARISON FOR
                        BARRETT BUSINESS SERVICES (BBSI)

                                    (GRAPH)

                              ON-SITE SOURCING INC

FUNDAMENTAL DATA & RATIOS:
-----------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT:                            12MOS(3)         1999         1998         1997         1996         1995           NA
-----------------------------------------------------------------------------------------------------------------------------------
Revenues ($Mil)                                  33.9         26.7           26         21.1          9.5          4.9           NA
-----------------------------------------------------------------------------------------------------------------------------------
Depreciation ($Mil)                               1.3          1.1            1          0.8          0.3          0.1           NA
-----------------------------------------------------------------------------------------------------------------------------------
EBIT ($Mil)                                       3.6          0.9         -1.4          1.2          0.3          0.1           NA
-----------------------------------------------------------------------------------------------------------------------------------
Net Income ($Mil)                                 2.1          0.8           -1          0.7          0.2          0.1           NA
-----------------------------------------------------------------------------------------------------------------------------------
EPS ($)                                          0.43         0.16        -0.21         0.15         0.07         0.03           NA
-----------------------------------------------------------------------------------------------------------------------------------
Dividends ($)                                       0            0            0            0            0            0           NA
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET                                12MOS(3)         1999         1998         1997         1996         1995           NA
-----------------------------------------------------------------------------------------------------------------------------------
Current Assets ($Mil)                            10.7          7.2          6.5            8          4.9          0.9           NA
-----------------------------------------------------------------------------------------------------------------------------------
Current Liabilities ($Mil)                        8.5          3.7          3.3          3.5          1.1            1           NA
-----------------------------------------------------------------------------------------------------------------------------------
Long Term Debt ($Mil)                             1.5          0.5          1.2          1.1            1          0.1           NA
-----------------------------------------------------------------------------------------------------------------------------------
Shares Out (000)                                 4955         4852         4802         4802         4794         2187           NA
-----------------------------------------------------------------------------------------------------------------------------------
Common Equity ($Mil)                              8.3          6.9          6.1          7.1          6.4          0.3           NA
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
RATIOS:                                      12MOS(3)         1999         1998         1997         1996         1995           NA
-----------------------------------------------------------------------------------------------------------------------------------
Interest Coverage Ratio                            12            6           NC           14            4            2           NA
-----------------------------------------------------------------------------------------------------------------------------------
Profit Margin (%)                                 6.2            3         -3.8          3.3          2.1            2           NA
-----------------------------------------------------------------------------------------------------------------------------------
Return on Equity (%)                             25.3         11.6           NE          9.9          3.1         33.3           NA
-----------------------------------------------------------------------------------------------------------------------------------
Return on Asset (%)                              11.2          6.9         -9.1          5.7          2.4          6.7           NA
-----------------------------------------------------------------------------------------------------------------------------------
Debt/Equity Ratio                                0.18         0.07          0.2         0.15         0.16         0.33           NA
-----------------------------------------------------------------------------------------------------------------------------------
P/E Ratio                                         3.5          8.6           NE         18.7         32.1           NA           NA
-----------------------------------------------------------------------------------------------------------------------------------
Price/Sales                                      0.22         0.25         0.28         0.64         1.14           NA           NA
-----------------------------------------------------------------------------------------------------------------------------------
Price/Book                                        0.9         0.97          1.2          1.9         1.68           NA           NA
-----------------------------------------------------------------------------------------------------------------------------------
Book Value ($)                                   1.68         1.42         1.27         1.48         1.34         0.14           NA
-----------------------------------------------------------------------------------------------------------------------------------
Dividend Payout (%)                                 0            0            0            0            0            0           NA
-----------------------------------------------------------------------------------------------------------------------------------

                     STOCK PRICE PERFORMANCE COMPARISON FOR
                            ON SITE SOURCING (ONSS)

                                    (GRAPH)

                       AMERICAN PHYSICIANS SERVICES GROUP

Fundamental Data & Ratios:

------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT:                      12mos(3)        1999         1998        1997         1996        1995       1994
------------------------------------------------------------------------------------------------------------------------
Revenues ($Mil)                            20.8        19.1         16.4        13.1         11.2        20.5       17.4
------------------------------------------------------------------------------------------------------------------------
Depreciation ($Mil)                           1         0.7          0.6         0.4          0.3         0.4        0.3
------------------------------------------------------------------------------------------------------------------------
EBIT ($Mil)                                 1.5        -0.1          0.8         2.1          1.1         2.2        0.8
------------------------------------------------------------------------------------------------------------------------
Net Income ($Mil)                           1.7         1.4          1.5         2.6          1.9           2        1.3
------------------------------------------------------------------------------------------------------------------------
EPS ($)                                    0.66        0.44         0.31        0.59         0.46        0.53       0.36
------------------------------------------------------------------------------------------------------------------------
Dividends ($)                                 0           0            0           0            0           0          0
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET:                         12mos(3)        1999         1998        1997         1996        1995       1994
------------------------------------------------------------------------------------------------------------------------
Current Assets ($Mil)                       6.1         7.2          7.6         8.7         11.6          13       10.1
------------------------------------------------------------------------------------------------------------------------
Current Liabilities ($Mil)                  3.4         5.6          5.8         5.3          3.3         5.6          4
------------------------------------------------------------------------------------------------------------------------
Long Term Debt ($Mil)                       4.8         3.3            0           0            0         0.6        0.9
------------------------------------------------------------------------------------------------------------------------
Shares Out (000)                           2745        2745         4160        4161         4049        3664       3472
------------------------------------------------------------------------------------------------------------------------
Common Equity ($Mil)                       21.7        21.2         24.6        23.1         20.4        17.6         15
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
RATIOS:                                12mos(3)        1999         1998        1997         1996        1995       1994
------------------------------------------------------------------------------------------------------------------------
Interest Coverage Ratio                       8         6.7           22          NC           30          36         11
------------------------------------------------------------------------------------------------------------------------
Profit Margin (%)                           8.2         7.3          9.1        19.8           17         9.8        7.5
------------------------------------------------------------------------------------------------------------------------
Return on Equity (%)                        7.8         6.6          6.1        11.3          9.3        11.4        8.7
------------------------------------------------------------------------------------------------------------------------
Return on Asset (%)                         5.1         4.3          4.6         8.8          7.8         8.4        6.5
------------------------------------------------------------------------------------------------------------------------
Debt/Equity Ratio                          0.22        0.16            0           0            0        0.03       0.06
------------------------------------------------------------------------------------------------------------------------
P/E Ratio                                   3.8        10.5         18.8         8.8         14.1        17.8        6.6
------------------------------------------------------------------------------------------------------------------------
Price/Sales                                0.33        0.53         1.14        2.26         2.35        1.72       0.48
------------------------------------------------------------------------------------------------------------------------
Price/Book                                 0.32        0.48         0.76        1.28         1.29        2.01       0.55
------------------------------------------------------------------------------------------------------------------------
Book Value ($)                             7.91        7.72         5.91        5.55         5.04         4.8       4.32
------------------------------------------------------------------------------------------------------------------------
Dividend Payout (%)                           0           0            0           0            0           0          0
------------------------------------------------------------------------------------------------------------------------

                     Stock Price Performance Comparison For

                        American Physicians Group (AMPH)

                                    [GRAPH]

                           HEADWAY CORPORATE RESOURCES

Fundamental Data & Ratios:

-------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT:                     12mos(3)        1999         1998        1997         1996        1995         1994
-------------------------------------------------------------------------------------------------------------------------
Revenues ($Mil)                          370.4       360.7        291.3       142.8         57.2        15.5         19.6
-------------------------------------------------------------------------------------------------------------------------
Depreciation ($Mil)                        5.7         4.8          3.4         2.3          1.1         0.3          0.5
-------------------------------------------------------------------------------------------------------------------------
EBIT ($Mil)                               17.6        18.6         14.7         7.3          2.9         1.5          1.8
-------------------------------------------------------------------------------------------------------------------------
Net Income ($Mil)                          5.8         5.8          6.6         2.8          1.2        -1.1          0.9
-------------------------------------------------------------------------------------------------------------------------
EPS ($)                                    0.4         0.4         0.47        0.28        -0.11       -0.16         0.16
-------------------------------------------------------------------------------------------------------------------------
Dividends ($)                                0           0            0           0            0           0            0
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET:                        12mos(3)        1999         1998        1997         1996        1995         1994
-------------------------------------------------------------------------------------------------------------------------
Current Assets ($Mil)                     64.8        56.4         53.3        30.8         14.4           5          9.8
-------------------------------------------------------------------------------------------------------------------------
Current Liabilities ($Mil)                  34        25.8         21.2        30.4         12.7         3.5          9.5
-------------------------------------------------------------------------------------------------------------------------
Long Term Debt ($Mil)                     76.2        73.3         61.8        19.4          7.4         2.1          0.8
-------------------------------------------------------------------------------------------------------------------------
Shares Out (000)                         11433       10702        10362        8907         6301        4597         4597
-------------------------------------------------------------------------------------------------------------------------
Common Equity ($Mil)                      31.4          28         22.6        16.1          8.3         2.2          3.3
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS:                               12mos(3)        1999         1998        1997         1996        1995         1994
-------------------------------------------------------------------------------------------------------------------------
Interest Coverage Ratio                    2.4         2.6          3.5         4.7          2.6          16          6.3
-------------------------------------------------------------------------------------------------------------------------
Profit Margin (%)                          1.6         1.6          2.3           2          2.1        -7.1          4.6
-------------------------------------------------------------------------------------------------------------------------
Return on Equity (%)                      18.5        20.7         29.2        17.4         14.5          NE         27.3
-------------------------------------------------------------------------------------------------------------------------
Return on Asset (%)                        3.6         3.9          5.2         4.2          3.5        -9.1          6.2
-------------------------------------------------------------------------------------------------------------------------
Debt/Equity Ratio                         2.43        2.62         2.73         1.2         0.89        0.95         0.24
-------------------------------------------------------------------------------------------------------------------------
P/E Ratio                                  5.8          11           13         7.5           NE        17.8           NA
-------------------------------------------------------------------------------------------------------------------------
Price/Sales                               0.07        0.13         0.22        0.27         0.51        0.69           NA
-------------------------------------------------------------------------------------------------------------------------
Price/Book                                0.84        1.67         2.81         2.4         3.51        4.81           NA
-------------------------------------------------------------------------------------------------------------------------
Book Value ($)                            2.75        2.62         2.18        1.81         1.32        0.48         0.72
-------------------------------------------------------------------------------------------------------------------------
Dividend Payout (%)                          0           0            0           0            0           0            0
-------------------------------------------------------------------------------------------------------------------------

                     Stock Price Performance Comparison For

                        Headway Corporate Resources (HEA)

                                    [GRAPH]

                                   PFS WEB INC

Fundamental Data & Ratios:

---------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT:                    12mos(3)*           1999        1998         1997        1996        1995         1994
---------------------------------------------------------------------------------------------------------------------------
Revenues ($Mil)                           51.8           86.6       101.2           NA          NA          NA           NA
---------------------------------------------------------------------------------------------------------------------------
Depreciation ($Mil)                          0            2.4         0.3           NA          NA          NA           NA
---------------------------------------------------------------------------------------------------------------------------
EBIT ($Mil)                              -11.0           -7.3         0.7           NA          NA          NA           NA
---------------------------------------------------------------------------------------------------------------------------
Net Income ($Mil)                         -8.9           -5.9         0.3           NA          NA          NA           NA
---------------------------------------------------------------------------------------------------------------------------
EPS ($)                                  -0.47          -0.38        0.02           NA          NA          NA           NA
---------------------------------------------------------------------------------------------------------------------------
Dividends ($)                                0              0           0           NA          NA          NA           NA
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET:                       12mos(3)*           1999        1998         1997        1996        1995         1994
---------------------------------------------------------------------------------------------------------------------------
Current Assets ($Mil)                     35.7           42.8        54.1           NA          NA          NA           NA
---------------------------------------------------------------------------------------------------------------------------
Current Liabilities ($Mil)                12.3           14.8        39.4           NA          NA          NA           NA
---------------------------------------------------------------------------------------------------------------------------
Long Term Debt ($Mil)                      2.3            2.4          29           NA          NA          NA           NA
---------------------------------------------------------------------------------------------------------------------------
Shares Out (000)                         17870          17870       14305           NA          NA          NA           NA
---------------------------------------------------------------------------------------------------------------------------
Common Equity ($Mil)                      40.9           47.7         0.6           NA          NA          NA           NA
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
RATIOS:                              12mos(3)*           1999        1998         1997        1996        1995         1994
---------------------------------------------------------------------------------------------------------------------------
Interest Coverage Ratio                     NA             NC         2.3           NA          NA          NA           NA
---------------------------------------------------------------------------------------------------------------------------
Profit Margin (%)                        -17.2           -6.8         0.3           NA          NA          NA           NA
---------------------------------------------------------------------------------------------------------------------------
Return on Equity (%)                        NE             NE          50           NA          NA          NA           NA
---------------------------------------------------------------------------------------------------------------------------
Return on Asset (%)                      -15.8           -9.1         0.4           NA          NA          NA           NA
---------------------------------------------------------------------------------------------------------------------------
Debt/Equity Ratio                         0.06           0.05       48.33           NA          NA          NA           NA
---------------------------------------------------------------------------------------------------------------------------
P/E Ratio                                   NE             NE          NA           NA          NA          NA           NA
---------------------------------------------------------------------------------------------------------------------------
Price/Sales                               0.36            3.3          NA           NA          NA          NA           NA
---------------------------------------------------------------------------------------------------------------------------
Price/Book                                0.45           5.99          NA           NA          NA          NA           NA
---------------------------------------------------------------------------------------------------------------------------
Book Value ($)                            2.29           2.67        0.04           NA          NA          NA           NA
---------------------------------------------------------------------------------------------------------------------------
Dividend Payout (%)                          0              0           0           NA          NA          NA           NA
---------------------------------------------------------------------------------------------------------------------------

                     Stock Price Performance Comparison For

                                 PFS WEB (PFSW)

                                    [GRAPH]

                               STONEPATH GROUP INC

Fundamental Data & Ratios:

-----------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT:                     12mos(3)        1999        1998         1997        1996        1995        1994
-----------------------------------------------------------------------------------------------------------------------
Revenues ($Mil)                            0.1         0.1          NA           NA          NA          NA          NA
-----------------------------------------------------------------------------------------------------------------------
Depreciation ($Mil)                        8.9         8.9          NA           NA          NA          NA          NA
-----------------------------------------------------------------------------------------------------------------------
EBIT ($Mil)                              -10.9       -10.9          NA           NA          NA          NA          NA
-----------------------------------------------------------------------------------------------------------------------
Net Income ($Mil)                        -23.9       -23.9          NA           NA          NA          NA          NA
-----------------------------------------------------------------------------------------------------------------------
EPS ($)                                  -2.89       -2.89          NA           NA          NA          NA          NA
-----------------------------------------------------------------------------------------------------------------------
Dividends ($)                                0           0          NA           NA          NA          NA          NA
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
BALANCE SHEET:                        12mos(3)        1999        1998         1997        1996        1995        1994
-----------------------------------------------------------------------------------------------------------------------
Current Assets ($Mil)                     33.8         3.6          NA           NA          NA          NA          NA
-----------------------------------------------------------------------------------------------------------------------
Current Liabilities ($Mil)                 1.8         7.8          NA           NA          NA          NA          NA
-----------------------------------------------------------------------------------------------------------------------
Long Term Debt ($Mil)                        0         0.1          NA           NA          NA          NA          NA
-----------------------------------------------------------------------------------------------------------------------
Shares Out (000)                         18589       16560          NA           NA          NA          NA          NA
-----------------------------------------------------------------------------------------------------------------------
Common Equity ($Mil)                      51.2         1.7          NA           NA          NA          NA          NA
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
RATIOS:                               12mos(3)        1999        1998         1997        1996        1995        1994
-----------------------------------------------------------------------------------------------------------------------
Interest Coverage Ratio                     NA          NC          NA           NA          NA          NA          NA
-----------------------------------------------------------------------------------------------------------------------
Profit Margin (%)                           NC          NC          NA           NA          NA          NA          NA
-----------------------------------------------------------------------------------------------------------------------
Return on Equity (%)                        NE          NE          NA           NA          NA          NA          NA
-----------------------------------------------------------------------------------------------------------------------
Return on Asset (%)                        -45      -170.7          NA           NA          NA          NA          NA
-----------------------------------------------------------------------------------------------------------------------
Debt/Equity Ratio                            0        0.06          NA           NA          NA          NA          NA
-----------------------------------------------------------------------------------------------------------------------
P/E Ratio                                   NE          NA          NA           NA          NA          NA          NA
-----------------------------------------------------------------------------------------------------------------------
Price/Sales                             124.55          NA          NA           NA          NA          NA          NA
-----------------------------------------------------------------------------------------------------------------------
Price/Book                                0.24          NA          NA           NA          NA          NA          NA
-----------------------------------------------------------------------------------------------------------------------
Book Value ($)                            2.75         0.1          NA           NA          NA          NA          NA
-----------------------------------------------------------------------------------------------------------------------
Dividend Payout (%)                          0           0          NA           NA          NA          NA          NA
-----------------------------------------------------------------------------------------------------------------------

                     Stock Price Performance Comparison For

                             Stonepath Group (STG)

                                    [GRAPH]

                               ASCENDENT SOLUTIONS

Fundamental Data & Ratios:

-----------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT:                    12mos(3)          1999        1998        1997         1996        1995       1994
-----------------------------------------------------------------------------------------------------------------------
Revenues ($Mil)                           9.5          12.3           8          NA           NA          NA         NA
-----------------------------------------------------------------------------------------------------------------------
Depreciation ($Mil)                       2.1           1.5         1.1          NA           NA          NA         NA
-----------------------------------------------------------------------------------------------------------------------
EBIT ($Mil)                             -21.3          -8.9        -2.4          NA           NA          NA         NA
-----------------------------------------------------------------------------------------------------------------------
Net Income ($Mil)                         -19          -8.8        -2.6          NA           NA          NA         NA
-----------------------------------------------------------------------------------------------------------------------
EPS ($)                                 -1.56         -1.39       -0.43          NA           NA          NA         NA
-----------------------------------------------------------------------------------------------------------------------
Dividends ($)                               0             0           0          NA           NA          NA         NA
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
BALANCE SHEET:                       12mos(3)          1999        1998        1997         1996        1995       1994
-----------------------------------------------------------------------------------------------------------------------
Current Assets ($Mil)                    22.7          39.7         1.3          NA           NA          NA         NA
-----------------------------------------------------------------------------------------------------------------------
Current Liabilities ($Mil)                3.7           2.7         3.9          NA           NA          NA         NA
-----------------------------------------------------------------------------------------------------------------------
Long Term Debt ($Mil)                     0.4           0.7           1          NA           NA          NA         NA
-----------------------------------------------------------------------------------------------------------------------
Shares Out (000)                        21231         21097        6000          NA           NA          NA         NA
-----------------------------------------------------------------------------------------------------------------------
Common Equity ($Mil)                       25          41.1        -1.7          NA           NA          NA         NA
------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
RATIOS:                              12mos(3)          1999        1998        1997         1996        1995       1994
-----------------------------------------------------------------------------------------------------------------------
Interest Coverage Ratio                    NA            NC          NC          NA           NA          NA         NA
-----------------------------------------------------------------------------------------------------------------------
Profit Margin (%)                          NC         -71.5       -32.5          NA           NA          NA         NA
-----------------------------------------------------------------------------------------------------------------------
Return on Equity (%)                       NE            NE          NE          NA           NA          NA         NA
-----------------------------------------------------------------------------------------------------------------------
Return on Asset (%)                     -65.1         -19.8       -78.8          NA           NA          NA         NA
-----------------------------------------------------------------------------------------------------------------------
Debt/Equity Ratio                        0.02          0.02          NS          NA           NA          NA         NA
-----------------------------------------------------------------------------------------------------------------------
P/E Ratio                                  NE            NE          NA          NA           NA          NA         NA
-----------------------------------------------------------------------------------------------------------------------
Price/Sales                              0.56          30.6          NA          NA           NA          NA         NA
-----------------------------------------------------------------------------------------------------------------------
Price/Book                               0.21           9.1          NA          NA           NA          NA         NA
-----------------------------------------------------------------------------------------------------------------------
Book Value ($)                           1.18          1.95       -0.28          NA           NA          NA         NA
-----------------------------------------------------------------------------------------------------------------------
Dividend Payout (%)                         0             0           0          NA           NA          NA         NA
-----------------------------------------------------------------------------------------------------------------------

                     Stock Price Performance Comparison For

                           Ascendent Solutions (ASDS)

                                    [GRAPH]

                                   ALLIN CORP

Fundamental Data & Ratios:

---------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT:                    12mos(3)        1999        1998         1997        1996        1995       1994
---------------------------------------------------------------------------------------------------------------------
Revenues ($Mil)                          23.6          25        15.3         13.2         1.3          NA         NA
---------------------------------------------------------------------------------------------------------------------
Depreciation ($Mil)                         2         2.5         3.5          4.1         1.4          NA         NA
---------------------------------------------------------------------------------------------------------------------
EBIT ($Mil)                              -2.1        -2.4        -7.3        -11.1        -7.5          NA         NA
---------------------------------------------------------------------------------------------------------------------
Net Income ($Mil)                        -2.6        -2.7        -5.7        -10.7        -8.3          NA         NA
---------------------------------------------------------------------------------------------------------------------
EPS ($)                                  -0.5       -0.56       -1.06        -2.12       -2.98          NA         NA
---------------------------------------------------------------------------------------------------------------------
Dividends ($)                               0           0           0            0           0          NA         NA
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
BALANCE SHEET:                       12mos(3)        1999        1998         1997        1996        1995       1994
---------------------------------------------------------------------------------------------------------------------
Current Assets ($Mil)                       6         7.2         6.5          9.8        17.9          NA         NA
---------------------------------------------------------------------------------------------------------------------
Current Liabilities ($Mil)                5.2           5         3.9          3.1         3.9          NA         NA
---------------------------------------------------------------------------------------------------------------------
Long Term Debt ($Mil)                       1           1           4            0           0          NA         NA
---------------------------------------------------------------------------------------------------------------------
Shares Out (000)                         6953        6011        5994         5184        5184          NA         NA
---------------------------------------------------------------------------------------------------------------------
Common Equity ($Mil)                      9.7        10.4        13.6         15.5        26.3          NA         NA
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
RATIOS:                              12mos(3)        1999        1998         1997        1996        1995       1994
---------------------------------------------------------------------------------------------------------------------
Interest Coverage Ratio                   -25          NC          NC           NC          NC          NA         NA
---------------------------------------------------------------------------------------------------------------------
Profit Margin (%)                         -11       -10.8       -37.3        -81.1          NC          NA         NA
---------------------------------------------------------------------------------------------------------------------
Return on Equity (%)                       NE          NE          NE           NE          NE          NA         NA
---------------------------------------------------------------------------------------------------------------------
Return on Asset (%)                       -12       -11.3       -21.7        -49.3       -25.4          NA         NA
---------------------------------------------------------------------------------------------------------------------
Debt/Equity Ratio                         0.1         0.1        0.29            0           0          NA         NA
---------------------------------------------------------------------------------------------------------------------
P/E Ratio                                  NE          NE          NE           NE          NE          NA         NA
---------------------------------------------------------------------------------------------------------------------
Price/Sales                              0.46         1.2        1.52         1.52          78          NA         NA
---------------------------------------------------------------------------------------------------------------------
Price/Book                               1.12        2.89        1.71          1.3        3.85          NA         NA
---------------------------------------------------------------------------------------------------------------------
Book Value ($)                            1.4        1.73        2.27         2.99        5.07          NA         NA
---------------------------------------------------------------------------------------------------------------------
Dividend Payout (%)                         0           0           0            0           0          NA         NA
---------------------------------------------------------------------------------------------------------------------

                     Stock Price Performance Comparison For

                               Allin Corp (ALLN)

                                    (GRAPH)

                              TOWNE SERVICES GROUP


Fundamental Data & Ratios:
--------------------------------------------------------------------------------------------------------
INCOME STATEMENT:           12 MOS(3)     1999        1998          1997          NA        NA        NA
--------------------------------------------------------------------------------------------------------
Revenues ($Mil)                26.9       29.8          6.4          0.7          NA        NA        NA
--------------------------------------------------------------------------------------------------------
Depreciation ($Mil)             4.5        3.2          0.4          0.1          NA        NA        NA
--------------------------------------------------------------------------------------------------------
EBIT ($Mil)                   -11.7      -10.6         -6.1         -2.4          NA        NA        NA
--------------------------------------------------------------------------------------------------------
Net Income ($Mil)             -11.1      -12.4        -14.7         -2.5          NA        NA        NA
--------------------------------------------------------------------------------------------------------
EPS ($)                       -2.05      -2.55         -6.6         -1.3          NA        NA        NA
--------------------------------------------------------------------------------------------------------
Dividends ($)                     0          0            0            0          NA        NA        NA
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
BALANCE SHEET:                12MOS(3)    1999         1998         1997          NA        NA        NA
--------------------------------------------------------------------------------------------------------
Current Assets ($Mil)          18.1       28.7           17          2.8          NA        NA        NA
--------------------------------------------------------------------------------------------------------
Current Liabilities ($Mil)      4.1          7          7.1          0.8          NA        NA        NA
--------------------------------------------------------------------------------------------------------
Long Term Debt ($Mil)           0.8          1            0          1.3          NA        NA        NA
--------------------------------------------------------------------------------------------------------
Shares Out (000)               5487       4313         3930         2341          NA        NA        NA
--------------------------------------------------------------------------------------------------------
Common Equity ($Mil)           39.1       47.9         28.3          1.3          NA        NA        NA
--------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
RATIOS:                       12MOS(3)    1999         1998        1997          NA          NA        NA
---------------------------------------------------------------------------------------------------------
Interest Coverage Ratio          NC         NC           NC          NC          NA          NA        NA
---------------------------------------------------------------------------------------------------------
Profit Margin (%)             -41.3      -41.6           NC          NC          NA          NA        NA
---------------------------------------------------------------------------------------------------------
Return on Equity (%)             NE         NE           NE          NE          NA          NA        NA
---------------------------------------------------------------------------------------------------------
Return on Asset (%)           -24.2      -21.5        -41.5       -69.4          NA          NA        NA
---------------------------------------------------------------------------------------------------------
Debt/Equity Ratio              0.02       0.02            0           1          NA          NA        NA
---------------------------------------------------------------------------------------------------------
P/E Ratio                        NE         NE           NE          NA          NA          NA        NA
---------------------------------------------------------------------------------------------------------
Price/Sales                    0.43       2.89        21.47          NA          NA          NA        NA
---------------------------------------------------------------------------------------------------------
Price/Book                      0.3        1.8         4.86          NA          NA          NA        NA
---------------------------------------------------------------------------------------------------------
Book Value ($)                 7.31      11.11          7.2        0.56          NA          NA        NA
---------------------------------------------------------------------------------------------------------
Dividend Payout (%)               0          0            0           0          NA          NA        NA
---------------------------------------------------------------------------------------------------------

                     Stock Price Performance Comparison For

                              Towne Services (TWNE)

                                    (GRAPH)

                                   SECTION E

                             CASCO VALUATION MATRIX
                               5% Revenue Growth

   SCENARIO:  5% Revenue Growth

                                                              Actual           Estimated -->
                                                               2000               2001               2002               2003
                                                            --------------------------------------------------------------------
   REVENUES                                                 $24,500,000        $25,725,000        $27,011,250        $28,361,813
                    OPERATING COSTS
                    COGS                                     13,291,250         13,955,813         14,653,603         15,386,283
                    SG&A                                      9,432,000          9,903,600         10,398,780         10,918,719
                                                            --------------------------------------------------------------------
                    Total Operating Costs                    22,723,250         23,859,413         25,052,383         26,305,002
                                                            --------------------------------------------------------------------
   EBITDA                                                     1,776,750          1,865,588          1,958,867          2,056,810
                    Depreciation and Amortization               761,500            800,000            850,000            875,000
                                                            --------------------------------------------------------------------
   OPERATING INCOME (LOSS)                                    1,015,250          1,065,588          1,108,867          1,181,810
                    Other Expenses
                    Interest Expense Term Loan
                    Interest Expense                            305,000            305,000            305,000            305,000
                                                            --------------------------------------------------------------------
                    Total Other Expenses                        305,000            305,000            305,000            305,000

                    EBIT as Adjusted                            710,250            760,588            803,867            876,810
                    Provision for Income Taxes (at 40%)         284,100            304,235            321,547            350,724
                                                            --------------------------------------------------------------------
   NET INCOME                                               $   426,150        $   456,353        $   482,320        $   526,086
                    Add: Depreciation & Amortization            761,500            800,000            850,000            875,000
                    Less: Capital Expenditures                  300,000            300,000            300,000            300,000
                    Less: Increase in Working Capital           100,000            100,000            100,000            100,000
                    Less: Principal Payments on Debt             50,000             50,000             50,000             50,000
                                                            ====================================================================
   FREE CASH FLOW                                           $   737,650        $   806,353        $   882,320        $   951,086

                             CASCO VALUATION MATRIX
                               5% Revenue Growth


Discounted Value of 2000-2003 FCF                                       Discounted EBITDA Terminal Value
---------------------------------        ------------------------------------------------------------------------------------------
Discount Rate      Discount Value         Disc. Rate          3x                  4x                   5x                 6x
---------------------------------        ------------------------------------------------------------------------------------------
    16%            $  1,960,160             16%            $2,937,822          $3,917,096          $4,896,371          $5,875,645
    17%            $  1,927,567             17%            $2,814,402          $3,752,536          $4,690,670          $5,628,804
    18%            $  1,895,879             18%            $2,697,152          $3,596,203          $4,495,254          $5,394,304
    19%            $  1,865,060             19%            $2,585,715          $3,447,620          $4,309,525          $5,171,430
    20%            $  1,835,080             20%            $2,479,758          $3,306,344          $4,132,929          $4,959,515
    21%            $  1,805,907             21%            $2,378,968          $3,171,958          $3,964,947          $4,757,936
    22%            $  1,777,512             22%            $2,283,055          $3,044,073          $3,805,091          $4,566,109

                                                                                Equity Value
       Terminal Value of                 ------------------------------------------------------------------------------------------
         2003 EBITDA                      Disc. Rate          3x                   4x                  5x                 6x
---------------------------------        ------------------------------------------------------------------------------------------
   3x              $  6,170,431             16%            $4,897,982          $5,877,256          $6,856,530          $7,835,804
   4x              $  8,227,241             17%            $4,741,969          $5,680,103          $6,618,238          $7,556,372
   5x              $ 10,284,051             18%            $4,593,031          $5,492,081          $6,391,132          $7,290,183
   6x              $ 12,340,861             19%            $4,450,775          $5,312,680          $6,174,585          $7,036,490
                                            20%            $4,314,837          $5,141,423          $5,968,009          $6,794,595
                                            21%            $4,184,875          $4,977,864          $5,770,854          $6,563,843
                                            22%            $4,060,567          $4,821,585          $5,582,603          $6,343,622

                                                                              Equity Value / Share
                                         ------------------------------------------------------------------------------------------
                                          Disc. Rate          3x                   4x                  5x                  6x
                                         ------------------------------------------------------------------------------------------
                                            16%              $2.75                $3.30               $3.85               $4.39
                                            17%              $2.66                $3.19               $3.71               $4.24
                                            18%              $2.58                $3.08               $3.58               $4.09
                                            19%              $2.50                $2.98               $3.46               $3.95
                                            20%              $2.42                $2.88               $3.35               $3.81
                                            21%              $2.35                $2.79               $3.24               $3.68
                                            22%              $2.28                $2.70               $3.13               $3.56

                             CASCO VALUATION MATRIX
                               No Revenue Growth


   SCENARIO:  Stable - no growth

                                                              Actual           Estimated -->
                                                               2000               2001               2002               2003
                                                            --------------------------------------------------------------------
   REVENUES                                                 $24,500,000        $24,500,000        $24,500,000        $24,500,000
                      OPERATING COSTS
                      COGS                                   13,291,250         13,291,250         13,291,250         13,291,250
                      SG&A                                    9,432,000          9,432,000          9,432,000          9,432,000
                                                            --------------------------------------------------------------------
                      Total Operating Costs                  22,723,250         22,723,250         22,723,250         22,723,250
                                                            --------------------------------------------------------------------
   EBITDA                                                     1,776,750          1,776,750          1,776,750          1,776,750
                                                            --------------------------------------------------------------------
                      Depreciation and Amortization             761,500            800,000            850,000            875,000
                                                            --------------------------------------------------------------------
   OPERATING INCOME (LOSS)                                    1,015,250            976,750            926,750            901,750
                      Other Expenses
                      Interest Expense Term Loan
                      Interest Expense                          305,000            305,000            305,000            305,000
                                                            --------------------------------------------------------------------
                      Total Other Expenses                      305,000            305,000            305,000            305,000

                      EBIT as Adjusted                          710,250            671,750            621,750            596,750
                      Provision for Income Taxes (at 40%)       284,100            268,700            248,700            238,700
                                                            --------------------------------------------------------------------
   NET INCOME                                               $   426,150        $   403,050        $   373,050        $   358,050
                      Add: Depreciation & Amortization          761,500            800,000            850,000            875,000
                      Less: Capital Expenditures                300,000            300,000            300,000            300,000
                      Less: Increase in Working Capital         100,000            100,000            100,000            100,000
                      Less: Principal Payments on Debt           50,000             50,000             50,000             50,000
                                                            ====================================================================
   FREE CASH FLOW                                           $   737,650        $   753,050        $   773,050        $   783,050

                            CASCO VALUATION MATRIX
                               No Revenue Growth

Discounted Value of 2000-2003 FCF                                           Discounted EBITDA Terminal Value
---------------------------------          ----------------------------------------------------------------------------------------
Discount Rate      Discount Value          Disc. Rate         3x                  4x                  5x                  6x
---------------------------------          ----------------------------------------------------------------------------------------
    16%            $1,725,350               16%            $2,537,801          $3,383,735          $4,229,669          $5,075,603
    17%            $1,697,269               17%            $2,431,186          $3,241,582          $4,051,977          $4,862,373
    18%            $1,669,959               18%            $2,329,901          $3,106,535          $3,883,169          $4,659,803
    19%            $1,643,390               19%            $2,233,638          $2,978,184          $3,722,730          $4,467,276
    20%            $1,617,536               20%            $2,142,108          $2,856,144          $3,570,180          $4,284,216
    21%            $1,592,370               21%            $2,055,042          $2,740,056          $3,425,070          $4,110,084
    22%            $1,567,868               22%            $1,972,189          $2,629,585          $3,286,981          $3,944,377

        Terminal Value of                                                            Equity Value
          2003 EBITDA                      ----------------------------------------------------------------------------------------
----------------------------------          Disc. Rate        3x                  4x                  5x                  6x
                                           ----------------------------------------------------------------------------------------
    3x            $  5,330,250              16%            $4,263,152          $5,109,085          $5,955,019          $6,800,953
    4x            $  7,107,000              17%            $4,128,456          $4,938,851          $5,749,247          $6,559,642
    5x            $  8,883,750              18%            $3,999,860          $4,776,494          $5,553,128          $6,329,762
    6x            $ 10,660,500              19%            $3,877,028          $4,621,574          $5,366,120          $6,110,666
                                            20%            $3,759,644          $4,473,680          $5,187,716          $5,901,752
                                            21%            $3,647,412          $4,332,426          $5,017,440          $5,702,454
                                            22%            $3,540,057          $4,197,453          $4,854,849          $5,512,245

                                                                                  Equity Value / Share
                                           ----------------------------------------------------------------------------------------
                                            Disc. Rate        3x                   4x                  5x                  6x
                                           ----------------------------------------------------------------------------------------
                                            16%              $2.39                $2.87               $3.34               $3.81
                                            17%              $2.32                $2.77               $3.22               $3.68
                                            18%              $2.24                $2.68               $3.11               $3.55
                                            19%              $2.17                $2.59               $3.01               $3.43
                                            20%              $2.11                $2.51               $2.91               $3.31
                                            21%              $2.05                $2.43               $2.81               $3.20
                                            22%              $1.99                $2.35               $2.72               $3.09

                                   SECTION F

                        SELECTED MERGERS AND ACQUISITIONS
                          Management Services Companies

             ACQUIREE                          Transaction                                            Price Paid To:
             Acquirer                             Type/                Payment             Book
       Business Description             Date     Approach    Price      Type      Assets   Value   Sales   Earnings   Cash Flow
--------------------------------------------------------------------------------------------------------------------------------
AMERICARE EMPLOYERS GROUP             1/15/98   Private      $   16 M  Cash &       1.60   12.31    0.09       NA           NA
NovaCare Employee Services Inc                  Stock                  Stock

Provides a Comprehensive Management System to small to medium sized businesse

M-R GROUP                             6/30/99   Public       $153.8 M  Stock        2.47    4.98    1.97    18.53        11.47
Lason, Inc                                      Stock
Document and Data Management Company

ISERNHAGEN & ASSOCIATES INC            2/7/97   Private      $ 1.75 M  Cash, Debt   4.17    5.29    1.25     4.87         4.59
Health Fitness Physical Inc                                            & Stock
A Consulting Company dedicated to the prevention and management of work injuries

THE CONTINUOUS LEARNING GROUP         3/31/98   Private      $5 1.9 M  Cash &      13.31   17.30    2.25     7.52         7.01
Century Business Services                       Stock                  Stock
Provides management training to large corporation, production and administrative support services

BITTERMAN & ASSOCIATES               12/23/96   Private      $  2.5 M  Cash &       0.64    1.67    0.28       NA           NA
Ambassadors International, Inc                                         Stock
A corporate inventive/performance improvement company that designs programs for corporations aimed at increasing the performance of their personnel

                                             MANAGEMENT SERVICES COMPARABLES
                                             Number                                    5       5       5        3            3
                                             Median                                  2.5     5.3     1.3      7.5          7.0
                                             Mean                                    4.4     8.3     1.2     10.3          7.7
                                             Standard Deviation                      5.1     6.4     1.0      7.2          3.5
                                             High                                   13.3    17.3     2.0     18.5         11.5
                                             Low                                     0.6     1.7     0.1      4.9          4.6

                                   SECTION G

                            CASCO INTERNATIONAL, INC.
                            BALANCE SHEET - ADJUSTED
                                DECEMBER 31, 2000

                                                              2000              2000             2000 TOTAL
             ASSETS                                          TOTAL           ADJUSTMENTS          ADJUSTED
                                                          -----------        -----------        -----------
Current Assets:
     Cash                                                 $     4,551                  0        $     4,551
     Accounts receivable                                    4,955,595                  0          4,955,595
     Inventory                                              4,316,076                  0          4,316,076
     Prepaid expenses                                         959,623                  0            959,623
     Deferred Taxes                                           102,000                  0            102,000
                                                          -----------        -----------        -----------

                 Total current assets                      10,337,845                  0         10,337,845

Buildings and equipment:
     Buildings                                              2,657,263                  0          2,657,263
     Equipment                                              3,537,335                  0          3,537,335
                                                          -----------        -----------        -----------
                                                            6,194,598                  0          6,194,598
     Less accumulated depreciation                          3,137,550        -712,000 (1)         2,425,550
                                                          -----------        -----------        -----------
                                                            3,057,048           -712,000          3,769,048
Land                                                          111,468                  0            111,468
                                                          -----------        -----------        -----------

                 Total property and equipment, net          3,168,516                  0          3,880,516

Other assets:
     Cost in excess of net assets acquired, net of
     accumulated amortization of $ and
     $ respectively                                         2,270,598         -2,270,598                  0
Investment In Sub                                                   0                  0                  0
Other                                                         767,167                  0            767,167
                                                          -----------        -----------        -----------
                                                            3,037,765         -2,270,598            767,167
                                                          -----------        -----------        -----------
TOTAL ASSETS                                              $16,544,126         -2,270,598        $14,985,528
                                                          ===========        ===========        ===========



     (1) Reflects add back of depreciation of $712,000 for main building. This property was appraised for $3.0 mm three years ago. Current depreciated book value of building is $1,945,263. Include impact of $500,000 in capital improvement which have been partly depreciated.

                                                                       2000                2000           2000 TOTAL
         LIABILITIES AND STOCKHOLDERS' EQUITY                          TOTAL           ADJUSTMENTS         ADJUSTED
                                                                    -----------        -----------        -----------
Liabilities:
     Accounts payable                                               $   488,726                  0        $   488,726
     Line of credit                                                   1,719,774                  0          1,719,774
     Current portion Long Term                                          138,711                  0            138,711
     Intercompany                                                             0                  0                  0
     Accrued liabilities                                                329,858                  0            329,858
     Taxes Payable                                                      125,000                  0            125,000
     Advanced deposits-current                                        2,615,550                  0          2,615,550
                                                                    -----------        -----------        -----------

                 Total current liabilities                            5,417,619                  0          5,417,619
                                                                    -----------        -----------        -----------

Long-term debt                                                        1,994,729                  0          1,994,729
Advanced deposits-noncurrent                                          1,966,003                  0          1,966,003
Note Payable                                                             59,507                  0             59,507
Deferred tax liability                                                  545,775                  0            545,775
                                                                    -----------        -----------        -----------
                                                                      4,566,014                  0          4,566,014
TOTAL LIABILITIES                                                   $ 9,983,633                  0        $ 9,983,633
                                                                    -----------        -----------        -----------

Commitments and contingencies

Stockholders' equity:
     Preferred Shares:  $.01 par value; authorized
       300,000 shares; none issued and outstanding
     Common Shares par value $.01, authorized
       5,000,000, issued 1,783,200                                       17,832                  0             17,832
     Capital in excess of par value                                   6,399,558         -1,558,598(2)       4,840,960
     Accumulated deficit                                                143,103                  0            143,103
                                                                    -----------        -----------        -----------

                 Total Stockholders' Equity                           6,560,493         -1,558,598          5,001,895
                                                                    -----------        -----------        -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $16,544,126                           $14,985,528
     Weighted average common shares outstanding                       1,783,200                             1,783,200

     Adjusted Book Value per share                                         3.68                                  2.81
     Adjusted Book Value per share - no real estate write up                                                     2.41


(2) Reflects elimination of good will of $2,270,598 and write up of real estate of $712,000 in accumulated depreciation

                                   SECTION H

                         CASCO LEVERAGE BUYOUT ANALYSIS
                                5% SALES GROWTH


 SCENARIO:   5% Revenue Growth

                                            Actual     Estimated -->
                                             2000           2001           2002           2003           2004            2005
                                         ---------------------------------------------------------------------------------------
REVENUES                                 $24,500,000    $25,725,000    $27,011,250    $28,361,813    $29,779,903    $ 31,268,898
  OPERATING COSTS
  COGS                                    13,291,250     13,955,813     14,653,603     15,386,283     16,155,597      16,963,377
  SG&A                                     9,432,000      9,903,600     10,398,780     10,918,719     11,464,655      12,037,888
                                         ---------------------------------------------------------------------------------------
  Total Operating Costs                   22,723,250     23,859,413     25,052,383     26,305,002     27,620,252      29,001,265
                                         ---------------------------------------------------------------------------------------
EBITDA                                     1,776,750      1,865,588      1,958,867      2,056,810      2,159,651       2,267,633

  Depreciation and Amortization              761,500        800,000        850,000        875,000        875,000         875,000
                                         ---------------------------------------------------------------------------------------
OPERATING INCOME (LOSS)                    1,015,250      1,065,588      1,108,867      1,181,810      1,284,651       1,392,633
  Other Expenses
  Interest Expense Term Loan                                262,500        218,419        170,481        118,349          61,655
  Interest Expense                           305,000        305,000        305,000        305,000        305,000         305,000
                                         ---------------------------------------------------------------------------------------
  Total Other Expenses                       305,000        305,000        305,000        305,000        305,000         305,000

  EBIT as Adjusted                           710,250        760,588        803,867        876,810        979,651       1,087,633
  Provision for Income Taxes (at 40%)        284,100        304,235        321,547        350,724        391,860         435,053
                                         ---------------------------------------------------------------------------------------
NET INCOME                               $   426,150    $   456,353    $   482,320    $   526,086    $   587,790    $    652,580
  Add: Depreciation & Amortization           761,500        800,000        850,000        875,000        875,000         875,000
  Less: Capital Expenditures                 300,000        300,000        300,000        300,000        300,000         300,000
  Less: Increase in Working Capital          100,000        100,000        100,000        100,000        100,000         100,000
  Less: Principal Payments on Debt            50,000         50,000         50,000         50,000         50,000          50,000
                                         =======================================================================================
FREE CASH FLOW                           $   737,650    $   806,353    $   882,320    $   951,086    $ 1,012,790    $  1,077,580


PRINCIPLE DEBT (END OF YEAR)             $ 3,000,000    $ 2,496,219    $ 1,948,358    $ 1,352,558    $   704,626    $         (0)
  As a Percent of Original Term Loan             100%            83%            65%            45%            23%              0%
  Payment on Interest and Principle                     $   766,281    $   766,281    $   766,281    $   766,281    $    766,281
  FCF as a % of Interest                                       3.07           4.04           5.58           8.56           17.48
  FCF as a % of Interest and Principle                         0.78           0.90           1.02           1.14            1.30


  Interest Rate (prime + 0.25)  Prime           8.75%
                                -----
                                 8.5%
                                -----

                         CASCO LEVERAGE BUYOUT ANALYSIS
                               NO REVENUE GROWTH


 SCENARIO: Stable - no growth

                                            Actual     Estimated -->
                                             2000           2001           2002           2003           2004            2005
                                         ---------------------------------------------------------------------------------------
REVENUES                                 $24,500,000    $24,500,000    $24,500,000    $24,500,000    $24,500,000    $ 24,500,000
  OPERATING COSTS
  COGS                                    13,291,250     13,291,250     13,291,250     13,291,250     13,291,250      13,291,250
  SG&A                                     9,432,000      9,432,000      9,432,000      9,432,000      9,432,000       9,432,000
                                         ---------------------------------------------------------------------------------------
  Total Operating Costs                   22,723,250     22,723,250     22,723,250     22,723,250     22,723,250      22,723,250
                                         ---------------------------------------------------------------------------------------
EBITDA                                     1,776,750      1,776,750      1,776,750      1,776,750      1,776,750       1,776,750

  Depreciation and Amortization              761,500        800,000        850,000        875,000        875,000         875,000
                                         ---------------------------------------------------------------------------------------
OPERATING INCOME (LOSS)                    1,015,250        976,750        926,750        901,750        901,750         901,750
  Other Expenses
  Interest Expense Term Loan                                262,500        218,419        170,481        118,349          61,655
  Interest Expense                           305,000        305,000        305,000        305,000        305,000         305,000
                                         ---------------------------------------------------------------------------------------
  Total Other Expenses                       305,000        305,000        305,000        305,000        305,000         305,000

  EBIT as Adjusted                           710,250        671,750        621,750        596,750        596,750         596,750
  Provision for Income Taxes (at 40%)        284,100        268,700        248,700        238,700        238,700         238,700
                                         ---------------------------------------------------------------------------------------
NET INCOME                               $   426,150    $   403,050    $   373,050    $   358,050    $   358,050    $    358,050
  Add: Depreciation & Amortization           761,500        800,000        850,000        875,000        875,000         875,000
  Less: Capital Expenditures                 300,000        300,000        300,000        300,000        300,000         300,000
  Less: Increase in Working Capital          100,000        100,000        100,000        100,000        100,000         100,000
  Less: Principal Payments on Debt            50,000         50,000         50,000         50,000         50,000          50,000

                                         =======================================================================================
FREE CASH FLOW                           $   737,650    $   753,050    $   773,050    $   783,050    $   783,050    $    783,050


PRINCIPLE DEBT (END OF YEAR)             $ 3,000,000    $ 2,496,219    $ 1,948,358    $ 1,352,558    $   704,626    $         (0)
  As a Percent of Original Term Loan             100%            83%            65%            45%            23%              0%
  Payment on Interest and Principle                     $   766,281    $   766,281    $   766,281    $   766,281    $    766,281
  FCF as a % of Interest                                       2.87           3.54           4.59           6.62           12.70
  FCF as a % of Interest
     and Principle Payment                                     0.73           0.79           0.84           0.89            0.95

                               -----------
  Interest Rate (prime + 0.25)    Prime         8.75%
                               -----------
                                      8.5%
                               ----------